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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               BADGER METER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              [BADGER METER LOGO]

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2004

     The Annual Meeting of the Shareholders of Badger Meter, Inc. (the "Company") will be held at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, on Friday, April 23, 2004, at 8:30 a.m. local time, for the following purposes:

          1. To elect two directors to three-year terms;

          2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Holders of record of Common Stock of the Company at the close of business on February 27, 2004, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders will be entitled to one vote per share.

     Please vote the enclosed proxy form, sign and return it in the envelope provided. You retain the right to revoke the proxy at any time before it is actually voted.

                                          By Order of the Board of Directors
                                          Ronald H. Dix, Secretary

March 15, 2004

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223

                                PROXY STATEMENT

To the Shareholders of
BADGER METER, INC.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Badger Meter, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Meeting"), which will be held at 8:30 a.m. local time, Friday, April 23, 2004, at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, and at any adjournments or postponements thereof.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by giving notice to the Company in writing or in open meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and any adjournments or postponements thereof.

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on February 27, 2004. As of the record date, the Company had 3,300,823 shares of Common Stock (the "Common Stock") outstanding and entitled to one vote per share.

     This Proxy Statement is being furnished to shareholders of the Company beginning on or about March 16, 2004.

                      NOMINATION AND ELECTION OF DIRECTORS

     At the Meeting, holders of Common Stock shall be entitled to elect two directors. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). Consequently, any shares not voted at the Meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors.

     Proxies received representing one vote per share of Common Stock will, unless otherwise directed, be voted in favor of the election of each of the two persons named below to serve as directors for three years, or until their respective successors have been duly appointed, or until their death, resignation or removal.

     After the Meeting, the Board of Directors will consist of eight members divided into three classes, with one class elected each year to serve for a term of three years.

     Listed below are the names of the nominees of the Board of Directors for the office of director together with certain additional information concerning each such nominee. The nominees are presently directors of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, shall have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
               FOR THREE-YEAR TERMS EXPIRING 2007 ANNUAL MEETING

                                                                                               DIRECTOR
NAME                               AGE       BUSINESS EXPERIENCE DURING LAST FIVE YEARS         SINCE
----                               ---       ------------------------------------------        --------
KENNETH P. MANNING.............    62    Sensient Technologies Corporation (an international     1996
                                         supplier of flavors, colors and inks): Chairman,
                                         President and Chief Executive Officer.
JOHN J. STOLLENWERK............    64    Allen-Edmonds Shoe Corporation (a manufacturer and      1996
                                         marketer of shoes): Owner and President.

     Listed below are the names of the directors who are not up for election this year together with certain additional information on each director.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2006 ANNUAL MEETING

ULICE PAYNE, JR................    48    Former President and Chief Executive Officer of the     2000
                                         Milwaukee Brewers Baseball Club. Formerly, Foley &
                                         Lardner LLP (a law firm): Managing Partner,
                                         Milwaukee Office.
ANDREW J. POLICANO.............    54    University of Wisconsin: Professor. Formerly,           1997
                                         University of Wisconsin: Dean of the School of
                                         Business.
STEVEN J. SMITH................    54    Journal Communications, Inc. (a diversified media       2000
                                         and communications company): Chairman and Chief
                                         Executive Officer. Formerly, Journal
                                         Communications, Inc.: President.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2005 ANNUAL MEETING

THOMAS J. FISCHER..............    56    Fischer Financial Consulting LLC: President.            2003
                                         Formerly, Arthur Andersen LLP -- Milwaukee Office:
                                         Retired Managing Partner.
JAMES L. FORBES................    71    Badger Meter, Inc.: Chairman. Formerly, Badger          1981
                                         Meter, Inc.: Chairman, President and Chief
                                         Executive Officer.
RICHARD A. MEEUSEN.............    49    Badger Meter, Inc.: President and Chief Executive       2001
                                         Officer. Formerly, Badger Meter, Inc.: President;
                                         Executive Vice President -- Administration; and
                                         Vice President -- Finance, CFO and Treasurer.

     Certain directors of the Company also serve as directors of other companies, some of which are publicly held. Mr. Forbes is a director of Journal Communications, Inc. Mr. Fischer is a director of Actuant Corporation. Mr. Manning is a director of Sensient Technologies Corporation and Sealed Air Corporation. Mr. Meeusen is a director of State Financial Services Corporation. Mr. Payne is a director of Midwest Express Holdings, Inc., Wisconsin Energy Corporation and State Financial Services Corporation. Mr. Policano is a director of National Guardian Life Insurance Company and Physicians Insurance Corporation of Wisconsin, Inc. Mr. Smith is a director of Journal Communications, Inc. Mr. Stollenwerk is a director of Allen-Edmonds Shoe Corporation, The Northwestern Mutual Life Insurance Company, U.S. Bancorp, Koss Corporation and Wire Maid, Inc.

DIRECTOR COMPENSATION

     Richard A. Meeusen, an employee of the Company, receives no compensation as a director. All other directors are compensated as follows: Directors are compensated at a rate of $1,500 for each Board of

Directors meeting attended and are reimbursed for out-of-pocket travel, lodging and meal expenses. Directors are compensated at the rate of $1,000 for each committee meeting they attend. In addition, directors are paid a retainer of $750 per month and committee chairmen receive an annual fee of $2,000. Directors may elect to defer their compensation, in whole or in part, in a stock or cash subaccount of the Badger Meter Deferred Compensation Plan for Directors. If a director elects to defer compensation in a stock subaccount, his subaccount is credited with a number of units equivalent to the dollar amount of such fees on the date they would otherwise be payable. Amounts credited to the stock subaccount are credited with dividends by multiplying the number of units in the Participant's stock subaccount on each dividend record date, by the amount of each dividend, to determine the dividend amount. The dividend amount is then divided by the closing stock price on the last day of the previous quarter to determine the number of stock units to be added to the stock subaccount. Upon distribution of any portion or all of a Participant's stock subaccount, the value of the account will be computed by multiplying the number of units in the account on the date of distribution by the closing price of the Company's Common Stock on the last day of the month prior to the distribution.

     The non-employee directors of the Company participate in the same long-term incentive plan ("LTIP") as certain members of the Company's management group. The LTIP provides annual cash bonuses to the directors with respect to a four-year performance period beginning in 2002. The awards are based upon annual attainment of earnings objectives for each year. Effective January 1, 2002, the maximum amount that a director can earn under the long-term incentive plan is $16,300 to $22,100 per year, depending on date of award. In addition, non-employee directors receive a one-time grant of options to purchase up to 8,000 shares of Common Stock and an annual award of 300 shares of Common Stock granted under the shareholder-approved 2002 Director Stock Grant Plan.

COMMITTEES, MEETINGS AND ATTENDANCE

     The Board of Directors of the Company has four standing committees: Audit and Compliance Committee, Employee Benefit Plans Committee, Corporate Governance Committee and Finance Committee. The charters for each of the four committees are available on the Company's website at www.badgermeter.com under the selection "Company" -- "Corporate Governance" -- "Committees of the Board." A copy of the Audit and Compliance Committee Charter is attached to this proxy statement as Appendix A. The Company's Board of Directors has affirmatively determined that all of the Company's directors (other than Messrs. Forbes and Meeusen) are "independent" as defined in the listing standards of the American Stock Exchange.

     The Audit and Compliance Committee, which met five times in 2003, consists of Messrs. Fischer (Chairman), Manning and Payne. The Audit and Compliance Committee oversees the Company's financial reporting process on behalf of the Board of Directors and reports the results of their activities to the Board. The activities of the Audit and Compliance Committee include employing independent auditors for the Company, discussing with the independent auditors and internal auditors the scope and results of audits, monitoring the Company's internal controls and pre-approving and reviewing audit fees and other services performed by the Company's independent auditing firm. The Committee also monitors the Company's compliance with the Company's policies governing activities which include but are not limited to the Company's code of conduct and its environmental, safety, diversity, product regulation and quality processes. The Company's Board of Directors has determined that each member of the Committee qualifies as an "Audit Committee financial expert" as defined by Securities and Exchange Commission rules.

     The Corporate Governance Committee consisting of Messrs. Policano (Chairman), Payne, Smith and Stollenwerk, met twice in 2003 and in February 2004. The Corporate Governance Committee reviews and establishes all forms of compensation for the officers and directors of the Company and administers the Company's compensation plans, including the various stock option plans. The Committee also reviews the various management development and succession programs and adopts and maintains the Principles of Corporate Governance. The Committee also selects nominees for the Company's Board of Directors.

     The Employee Benefit Plans Committee, which met five times in 2003, consists of Messrs. Smith (Chairman), Forbes and Policano. The Employee Benefit Plans Committee oversees the administration of the Company's pension plan, employee savings and stock ownership plan, health plans and other benefit plans.

     The Finance Committee, which met twice in 2003, consists of Messrs. Manning (Chairman), Fischer, Forbes and Stollenwerk. This Committee reviews the Company's various financing activities and insurance coverage and recommends changes in the corporate capitalization structure.

     The Board of Directors held four meetings in 2003. Mr. Policano currently serves as lead outside director of the Board. During 2003, all directors attended at least 75% of the meetings of the Board of Directors and committees on which they served during the period that they served. All members of the Board of Directors attended the 2003 Annual Meeting of Shareholders. It is the Board's policy that all directors attend the Annual Meeting of Shareholders, unless unusual circumstances prevent such attendance.

NOMINATION OF DIRECTORS

     The Corporate Governance Committee ("the Committee") has responsibility for selecting nominees for the Company's Board of Directors. All members of the Committee meet the definition of independence set forth by the American Stock Exchange. The Board of Directors has adopted a policy by which the Committee will consider nominees for Board positions, as follows:

     - The Committee will review potential new candidates for Board positions.

     - The Committee will review each candidate's qualifications in light of the needs of the Board and the Company, considering the current mix of director attributes and other pertinent factors.

     - The minimum qualifications required of any candidate include the highest ethical standards and integrity, and sufficient experience and knowledge commensurate with the Company's needs.

     - The specific qualities and skills required of any candidate will vary depending on the Company's specific needs at any point in time.

     - No candidate, including current directors, may stand for reelection after reaching the age of 70.

     - There are no differences in the manner in which the Committee evaluates candidates recommended by shareholders and candidates identified from other sources.

     - To recommend a candidate, shareholders should write to the Board of Directors, Badger Meter, Inc., P.O. Box 245036, Milwaukee, WI 53224-9536, via certified mail. Such recommendation should include the candidate's name and address, a brief biographical description and statement of qualifications of the candidate and the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

     - To be considered by the Committee for nomination and inclusion in the Company's proxy statement, the Board must receive shareholder recommendations for director no later than October 15 of the year prior to the Annual Meeting of Shareholders.

     During 2003, and as of the date of this proxy statement, the Committee did not pay any fees to third parties to assist in identifying or evaluating potential candidates. Also, the Committee has not received any shareholder nominees for consideration at the 2004 Annual Meeting of Shareholders.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors has established a process for shareholders to communicate with members of the Board. To contact the Board, shareholders should write to the Board of Directors, c/o Secretary, Badger Meter, Inc., P.O. Box 245036, Milwaukee, WI 53224-9536, via certified mail. The Company's process for determining how and which communications will be relayed to the Board has been approved by all of the independent directors of the Company.

PRINCIPLES OF CORPORATE GOVERNANCE

     The Board of Directors of Badger Meter, Inc. has adopted the following principles of corporate governance:

     - A majority of the Badger Meter board members are independent directors.

     - All directors are selected on the basis of their ability to contribute to positive corporate governance through their values, knowledge and skills.

     - The Board of Directors has established a committee of independent directors who are responsible for nominating directors and assuring compliance with these corporate governance principles (the "Corporate Governance Committee").

     - The Board of Directors has established the Audit and Compliance Committee, which is composed entirely of independent directors who are responsible for overseeing the audit functions and financial reporting compliance of Badger Meter. Members of the Audit and Compliance Committee have the skills, experience and financial expertise to fulfill this function.

     - The Board of Directors and committees have authority to directly hire outside consultants as needed to properly fulfill their responsibilities.

     - The independent members of the Board of Directors hold regular "executive sessions" without the presence of management or non-independent directors.

     - The Board of Directors has designated an independent director as the "lead outside director" to chair executive sessions and, when necessary, represent the independent directors.

     - The Board of Directors has reviewed and approved Badger Meter's Code of Business Conduct.

     - The Board of Directors has created an environment to promote effective corporate governance and to represent the interests of the shareholders in all matters.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth, as of February 27, 2004, the number of shares of the Common Stock beneficially owned and the number of options outstanding by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock (as reported to the Securities and Exchange Commission). Beneficial ownership of shares is reported in the following table and footnotes in accordance with the beneficial ownership rules promulgated by the Securities and Exchange Commission. Such rules define "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to such security.

     Compliance with these rules results in overlapping beneficial ownership of shares. Therefore, certain shares set forth in the table below are reported as being beneficially owned by more than one person.

     In the aggregate, 458,557 shares of Common Stock, representing approximately 13.2% of the shares of Common Stock entitled to vote at the Meeting, are beneficially held by directors and officers of the Company as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF
                        BADGER METER, INC. COMMON STOCK

                                                                                       AGGREGATE
                                                                                    NUMBER OF SHARES
                                                                                     AND PERCENT OF
                                                    SOLE              SHARED          COMMON STOCK
                                                 BENEFICIAL         BENEFICIAL        BENEFICIALLY
NAME                                            OWNERSHIP(1)       OWNERSHIP(1)         OWNED(4)
----                                            ------------       ------------     ----------------
JAMES L. FORBES............................        85,227(3)                            122,907
                                                                                            3.7%
THOMAS J. FISCHER..........................         2,300                                 9,300
                                                                                              *
KENNETH P. MANNING.........................         9,310                                10,810
                                                                                              *
RICHARD A. MEEUSEN.........................        21,017(2)(3)       84,234(2)         107,947
                                                                                            3.3%
ULICE PAYNE, JR............................         1,600                                 9,100
                                                                                              *
ANDREW J. POLICANO.........................         2,450                                 9,950
                                                                                              *
STEVEN J. SMITH............................         2,300                                 9,800
                                                                                              *
JOHN J. STOLLENWERK........................         7,016              2,541             16,557(5)
                                                                                              *
RONALD H. DIX..............................        17,700(2)(3)      104,986(2)         124,980
                                                                                            3.8%
HORST E. GRAS..............................         6,730(2)(3)                          12,630
                                                                                              *
RICHARD E. JOHNSON.........................        13,895(2)(3)       87,317(2)          97,775
                                                                                            3.0%
KENNETH E. SMITH...........................         7,137(2)(3)                          15,937
                                                                                              *
All Directors and Officers as a Group (16
  persons, including those named above)....       255,244(2)(3)      110,610(2)         458,557(5)
                                                                                           13.2%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401...................       108,100(6)                            108,100
                                                                                            3.3%
Heartland Advisors, Inc.
  789 N. Water St.
  Milwaukee, WI 53202......................                          306,800(7)         306,800
                                                                                            9.3%
JOW Corp.
  4545 W. Brown Deer Rd.
  Milwaukee, WI 53223......................                          200,000(8)         200,000
                                                                                            6.1%
Marshall & Ilsley Corp.
  1000 N. Water St.
  Milwaukee, WI 53202......................        44,624            375,749(3)(9)      420,373
                                                                                           12.7%

                                                                                       AGGREGATE
                                                                                    NUMBER OF SHARES
                                                                                     AND PERCENT OF
                                                    SOLE              SHARED          COMMON STOCK
                                                 BENEFICIAL         BENEFICIAL        BENEFICIALLY
NAME                                            OWNERSHIP(1)       OWNERSHIP(1)         OWNED(4)
----                                            ------------       ------------     ----------------
T. Rowe Price
  100 E. Pratt St.
  Baltimore, MD 21203......................       185,000(10)                           185,000
                                                                                            5.6%

---------------

  *  Less than one percent.

 (1) Unless otherwise indicated, the beneficial owner has sole investment and voting power or shared voting and investment power over the reported shares.

 (2) The Badger Meter Officers' Voting Trust ("Officers' Trust"), of which Ronald H. Dix, Richard E. Johnson and Richard A. Meeusen are trustees, holds 84,234 shares of Common Stock. The address of the trustees is 4545 West Brown Deer Road, Milwaukee, WI 53223. The trustees of the Officers' Trust have the right to vote all shares of Common Stock held therein. The Officers' Trust will exist for 30 years from December 18, 1992 to December 18, 2022, and thereafter for additional 30-year renewal periods unless earlier terminated by a vote of beneficiaries holding 75% or more of the votes in the Officers' Trust or by applicable law.

     The Officers' Trust has a $2,500,000 bank credit line that was used to assist officers in financing the purchase of Company stock prior to July 2002. Loans to the Officers' Trust are guaranteed by the Company and the stock purchased by the officers using this credit facility is pledged to the Trust to secure the loans. In compliance with the Sarbanes-Oxley Act of 2002, no loans have been made to officers since July 2002. Each depositor to the Trust must have sufficient shares deposited to adequately collateralize the individual officer's loan balance. The Officers' Trust holds shares with a value more than sufficient to cover the full credit line. All officers, including the named executive officers, have purchased Common Stock using this credit facility.

     Messrs. Dix, Johnson and Meeusen all share voting power in all of the shares deposited in the Officers' Trust. Beneficiaries of the Officers' Trust have sole investment power over only those shares individually deposited in the Officers' Trust. Mr. Dix has sole investment power over 10,000 shares of Common Stock. Mr. Johnson has sole investment power over 7,837 shares of Common Stock. Mr. Meeusen has sole investment power over 17,456 shares of Common Stock. Mr. Gras has sole investment power (but no voting power) over 5,030 shares and Mr. Smith has sole investment power (but no voting power) over 5,000 shares of Common Stock.

 (3) In conjunction with the Badger Meter, Inc. Employee Savings and Stock Ownership Plan, Common Stock included in the preceding table has been allocated to the following officers and/or directors as follows: James L. Forbes, 5,585 shares; Ronald H. Dix, 3,200 shares; Richard E. Johnson, 258 shares; Richard A. Meeusen, 705 shares; Kenneth E. Smith, 337 shares; and all officers and/or directors as a group (including those named), 18,177 shares. Mr. Gras is not a participant in the Plan.

 (4) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of February 27, 2004: Mr. Meeusen -- 20,152 shares; Mr. Dix -- 12,294 shares; Mr. Gras -- 5,900 shares; Mr. Johnson -- 4,400 shares; Mr. Smith -- 8,800 shares and all directors and executive officers as a group -- 160,021 shares.

 (5) Does not include deferred director fee holdings of 3,204 phantom stock units held by Mr. Stollenwerk. The value of the phantom stock units is based upon and fluctuates with the market value of the Common Stock. When a participant chooses to exit the Director Deferred Stock Compensation Plan, all compensation accrued is paid out in cash.

 (6) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

 (7) These shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland Advisors, Inc. by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc. Heartland Advisors, Inc. and Mr. Nasgovitz each specifically disclaim beneficial ownership of any shares reported on the schedule.

 (8) James O. Wright, who is a director emeritus and a retired officer of Badger Meter, Inc., is the president of JOW Corp.

 (9) The number of shares shown includes shares held in an employee benefit plan, where the Marshall & Ilsley Trust Company, as custodian, may be viewed as having voting or dispositive authority in certain situations pursuant to Department of Labor regulations or interpretations of federal case law. Pursuant to SEC Rule 13d-4, inclusion of such shares in this statement shall not be construed as an admission that the reporting person or its subsidiaries are, for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owners of such securities.

(10) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 2003.

                                                                                  LONG-TERM
                                           ANNUAL COMPENSATION               COMPENSATION AWARDS
                                   -----------------------------------   ---------------------------
                                                                         EARNINGS UNDER
                                                          OTHER ANNUAL     LONG-TERM      SECURITIES    ALL OTHER
NAME AND PRINCIPAL        FISCAL                          COMPENSATION   INCENTIVE PLAN   UNDERLYING   COMPENSATION
POSITION                   YEAR    SALARY($)   BONUS($)       ($)            ($)(1)       OPTIONS(#)    ($)(2)(4)
------------------        ------   ---------   --------   ------------   --------------   ----------   ------------
Richard A. Meeusen......   2003     306,877    163,895         0             28,917         11,700        3,000
President and Chief        2002     265,457    165,000         0             28,917         10,000        2,750
Executive Officer          2001     202,907          0         0                  0          6,000        2,625

Ronald H. Dix...........   2003     204,883     99,330         0             28,067          8,500        3,000
Sr. Vice President --      2002     193,953     95,000         0             28,067          6,000        2,750
Admin./Human               2001     184,407          0         0                  0          5,000        2,625
Resources and
Secretary

Horst E. Gras(3)........   2003     218,675     80,251         0             30,139          6,800            0
Vice President --          2002     175,524     72,362         0             26,620          5,000            0
International              2001     148,523          0         0                  0              0            0
Operations

Richard E. Johnson......   2003     183,633     89,397         0             34,628          8,500        3,000
Sr. Vice President --      2002     158,536     77,500         0             34,628          6,000        2,691
Finance, Chief             2001     132,214          0         0                  0          8,600        2,246
Financial Officer
and Treasurer(5)

Kenneth E. Smith........   2003     188,275     83,979         0             38,576          6,800        3,000
Vice President --          2002     182,221     89,500         0             38,333          5,000        2,750
Sales and Marketing        2001     175,617          0         0                  0          5,000        2,625

---------------
(1) Each of the executive officers named in the table has been designated as a participant under the Company's Long-Term Incentive Plan ("LTIP"). The LTIP provides annual cash bonuses to the named officers and other members of the management group with respect to a four-year performance period that began in 2002. The awards are based upon annual attainment of earnings objectives for each year, as established by the Board of Directors.

(2) Amounts shown represent the Company contributions to the Badger Meter, Inc. Employee Savings and Stock Ownership Plan ("ESSOP"), under its 401(k) Plan.

(3) Mr. Gras is paid primarily in euros. The amounts shown reflect the U.S. dollar equivalent of that currency as of the dates paid. Year-to-year comparisons are affected by changes in the exchange rate. Mr. Gras's base salaries paid in euros were 190,439 for 2003, 174,820 for 2002 and 166,480 for 2001.

(4) Certain personal benefits (including social club dues, automobile and legal and accounting services) were provided through the Company to the executive officers named in the table above. The aggregate amount of such benefits for each of the executive officers named in the table did not exceed 10% of such officer's cash compensation for any of the years shown.

(5) Mr. Johnson began employment with the Company in February 2001.

KEY EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENTS (KEESA)

     The Company entered into Key Executive Employment and Severance Agreements (KEESA) with certain key officers, including certain of the above-named officers, whose expertise has been critical to the Company's success, to remain with the Company in the event of any merger or transition period. The KEESA agreements provide for payment of severance to officers whose employment is terminated under certain circumstances, such as other than for cause, death or disability, in anticipation of or following a change in control or by the officer for good reason following such a change, within two years of a change in control.

     There are two forms of the KEESA. The KEESA for the President and Chief Executive Officer provides for payment of three years of salary and annual incentive compensation, as well as the actual equivalent of the additional retirement benefits the officer would have earned if he had remained employed for three more years, continued medical, dental, and life insurance coverage for three years, outplacement services, and financial planning counseling. The KEESA for the remainder of the named officers provides for payment of two years' salary and annual incentive compensation, along with two years of the other benefits set forth above.

OPTION GRANTS IN 2003

     The following table sets forth certain information concerning options to purchase Common Stock granted in 2003 to the individuals named in the Summary Compensation Table.

                                              NUMBER OF
                                              SECURITIES      % OF TOTAL
                                              UNDERLYING       OPTIONS
                                               OPTIONS        GRANTED TO      EXERCISE OR                    VALUE AT
                                   TYPE OF     GRANTED        EMPLOYEES       BASE PRICE     EXPIRATION      DATE OF
             NAME                  OPTION       (#)(1)      IN FISCAL YEAR      ($/SH)          DATE       GRANT($)(1)
             ----                  -------    ----------    --------------    -----------    ----------    ------------
Richard A. Meeusen.............       NQ        8,500            8.3             28.00         5/2/13         49,385
                                     ISO        3,200            3.1             28.00         5/2/13         18,976
Ronald H. Dix..................       NQ        6,000            5.9             28.00         5/2/13         34,860
                                     ISO        2,500            2.4             28.00         5/2/13         14,825
Horst E. Gras..................       NQ        5,000            4.9             28.00         5/2/13         29,050
                                     ISO        1,800            1.8             28.00         5/2/13         10,674
Richard E. Johnson.............       NQ        6,000            5.9             28.00         5/2/13         34,860
                                     ISO        2,500            2.4             28.00         5/2/13         14,825
Kenneth E. Smith...............       NQ        5,000            4.9             28.00         5/2/13         29,050
                                     ISO        1,800            1.8             28.00         5/2/13         10,674

---------------
(1) "NQ" options are non-qualified stock options for purposes of the Internal Revenue Code of 1986, as amended. "ISO" options are incentive stock options and are qualified options for purposes of the Internal Revenue Code of 1986, as amended. The option base price is the fair market value of the stock at the time of the grant. The NQ Options become fully exercisable five years after date of grant. ISO's granted in 2003 become fully exercisable in six years after date of grant. Termination of employment for any reason other than death, disability or retirement will result in the cancellation of the unexercisable options. The option term is ten years. The value at date of grant was computed under the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 2.88%; dividend yield of 3.71%; expected market price volatility factor of 29%; and a weighted average expected life of 6.1 years.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the exercise in 2003 of options to purchase Common Stock by the individuals named in the Summary Compensation Table and the unexercised options to purchase Common Stock held by such individuals at December 31, 2003.

                                                                  NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                   SHARES                        UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON        VALUE          OPTIONS AT FY-END (#)             FY-END ($)
            NAME                EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----                ------------    ------------    -------------------------    -------------------------
Richard A. Meeusen..........        952            8,615             19,104 / 24,952             341,028 / 289,674
Ronald H. Dix...............        924            8,362             12,248 / 17,924             185,323 / 202,454
Horst E. Gras...............        200            2,702              4,800 / 11,300              17,303 / 129,660
Richard E. Johnson..........        900            2,745              4,100 / 18,100              46,177 / 205,363
Kenneth E. Smith............          0                0              8,700 / 16,700              70,940 / 177,170

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

                                                                                          NUMBER OF SECURITIES REMAINING
                             NUMBER OF SECURITIES TO BE                                   AVAILABLE FOR FUTURE ISSUANCE
                              ISSUED UPON EXERCISE OF       WEIGHTED-AVERAGE EXERCISE       UNDER EQUITY COMPENSATION
                                OUTSTANDING OPTIONS,      PRICE OF OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
       PLAN CATEGORY            WARRANTS AND RIGHTS            WARRANTS AND RIGHTS            REFLECTED IN COLUMN 1)
       -------------         --------------------------   -----------------------------   ------------------------------
Equity compensation plans
  approved by security
  holders:
  STOCK OPTION PLANS:
  1989 Plan.................           13,600                        $11.47                                0
  1993 Plan.................           22,700                        $12.96                                0
  1995 Plan.................           59,980                        $25.58                            6,648
  1997 Plan.................          141,331                        $29.26                            7,174
  1999 Plan.................          178,700                        $27.31                           13,500
  2003 Plan.................           67,500                        $28.00                          132,500
  DIRECTOR STOCK GRANT PLAN:              N/A                           N/A                            6,400
Equity compensation plans
  not approved by security
  holders...................             None                           N/A                              N/A
Total.......................          483,811                        $24.24                          166,222

PENSION PLAN TABLE

     The Company maintains a defined benefit pension plan (the "Pension Plan") covering all domestic salaried employees including the above-named executive officers. Effective January 1, 1997, the Pension Plan was modified to become a "cash balance" plan. Under this approach, a participant has an account balance which is credited each year with dollar amounts equal to 5% of compensation, plus 2% of compensation in excess of the Social Security wage base. Interest is credited to the account balance each year at a rate of interest based upon 30-year U.S. Treasury securities. A starting balance was established for each participant based upon December 31, 1996 accrued benefits under the prior Pension Plan formula.

     Additional annual dollar amounts are credited to the accounts of participants with Pension Plan participation prior to January 1, 1997 based on their service on January 1, 1997. These additional annual credits are 3% for those with less than 11 years; 4% for those with 11 to 20 years; and 5% for those with 21 or more years. The additional credits will apply for years after 1996 for each year of continued employment but limited to the lesser of 15 years or the number of the participant's years of credited service as of December 31, 1996. At retirement, a participant may elect a cash payment of the account balance or a life annuity of equivalent value.

     Mr. Meeusen, Mr. Smith and Mr. Johnson are eligible for benefits under the cash balance plan but are not eligible for benefits under the prior plan's final average pay formula. The estimated total annual benefits payable to these executives under the cash balance plan at age 65 are $128,102 for Mr. Meeusen, $35,042 for Mr. Smith and $49,611 for Mr. Johnson. These projected benefits were determined assuming no future increases in pay and interest credited to the cash balance account at a rate of 7%.

     Mr. Dix, because of his age and service, is expected to obtain retirement benefits according to the prior plan's final average pay formula, which has been retained under the modified Pension Plan as a minimum benefit for employees who had attained age 50 and completed 10 or more years of service as of December 31, 1996.

     Under the prior formula, the monthly pension at normal retirement (age 65) for all executive officers is equal to the sum of nine-tenths percent (0.9%) of the participant's average monthly compensation (based on the highest 60 months of the last 120 months compensation) multiplied by the participant's years of service, not to exceed 30; and six-tenths percent (0.6%) of the participant's average monthly compensation in excess of Covered Compensation, multiplied by the participant's years of service, not to exceed 30. IRS regulations limit the amount of compensation to be considered in benefit calculations to $200,000 in 2003, and varying amounts for prior years. Participants whose compensation is in excess of the IRS limits also participate in a non-qualified unfunded supplemental retirement plan. Benefits from this plan are calculated to provide the participant the same pension benefits as if there was no compensation limit.

     Based on the assumption that retirement occurs at age 65, the following table shows the approximate annual retirement benefit payable from both the funded or unfunded plans to salaried employees retiring in 2003, based on the benefit formula described above.

                                                       YEARS OF SERVICE
        AVERAGE ANNUAL          ---------------------------------------------------------------
         COMPENSATION              10         15         20         25         30         35
        --------------          --------   --------   --------   --------   --------   --------
$150,000......................  $ 19,862   $ 29,793   $ 39,724   $ 49,655   $ 59,586   $ 59,586
$175,000......................  $ 23,612   $ 35,418   $ 47,224   $ 59,030   $ 70,836   $ 70,836
$200,000......................  $ 27,362   $ 41,043   $ 54,724   $ 68,405   $ 82,086   $ 82,086
$250,000......................  $ 34,862   $ 52,293   $ 69,724   $ 87,155   $104,586   $104,586
$300,000......................  $ 42,362   $ 63,543   $ 84,724   $105,905   $127,086   $127,086
$350,000......................  $ 49,862   $ 74,793   $ 99,724   $124,655   $149,586   $149,586
$400,000......................  $ 57,362   $ 86,043   $114,724   $143,405   $172,086   $172,086
$450,000......................  $ 64,862   $ 97,293   $129,724   $162,155   $194,586   $194,586
$500,000......................  $ 72,362   $108,543   $144,724   $180,905   $217,086   $217,086
$550,000......................  $ 79,862   $119,793   $159,724   $199,655   $239,586   $239,586
$600,000......................  $ 87,362   $131,043   $174,724   $218,405   $262,086   $262,086
$650,000......................  $ 94,862   $142,293   $189,724   $237,155   $284,586   $284,586
$700,000......................  $102,362   $153,543   $204,724   $255,905   $307,086   $307,086
$750,000......................  $109,862   $164,793   $219,724   $274,655   $329,586   $329,586

     Compensation covered by the Defined Benefit Plan is a participant's salary and bonus, as shown in the Summary Compensation Table, whether or not such compensation has been deferred at the participant's election.

     The above table does not reflect limitations imposed by the Internal Revenue Code of 1986, as amended, on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Company's unfunded program will receive the full pension to which he would be entitled in the absence of such limitations.

     Mr. Dix has 22 years of credited service under the Pension Plan. The current remuneration for Mr. Dix for purposes of the Pension Plan is set forth in the Summary Compensation Table.

     In 1990, Mr. Dix agreed to the cancellation of substantially all of his post-retirement group term life insurance in exchange for an unfunded supplemental retirement plan. This plan provides for the payment of

20% of the participant's final monthly salary for 120 months after retirement. Assuming no increase in salary before retirement, Mr. Dix would be paid an additional annual pension of $40,000.

     Mr. Gras, a German resident and citizen, is not covered by the defined benefit pension plan. The Company, through its European subsidiary, provides Mr. Gras with an insurance policy that provides benefits similar to those of the other named executives covered by the cash balance plan.

BOARD CORPORATE GOVERNANCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In addition to its responsibilities relating to corporate governance, the Corporate Governance Committee of the Board of Directors administers the Company's executive compensation program. The Committee is composed of four non-employee directors. Following the Committee's review and approval, all matters related to its activities are reported to the full Board of Directors for approval.

     The compensation policies that are used as a general guideline for the Committee as it carries out its powers and duties are as follows:

     - The design of executive pay programs should attract and retain qualified executive officers, motivate and reward performance;

     - Achievement of annual incentive compensation levels requires attainment of performance goals as approved by the Corporate Governance Committee;

     - Long-term incentive programs must focus on the enhancement of shareholder value through the use of stock options and long-term cash incentives; and

     - The Committee uses its judgment to achieve a fair and competitive compensation structure, utilizing both short-term and long-term plans, with fixed and variable components.

     In making its decisions, the Corporate Governance Committee reviews:

     - Competitive compensation data for organizations of similar size and similar business activity, considering both base salary and bonus data separately, on a combined basis and total cash and non-cash compensation;

     - Financial performance for the Company as a whole and for various product lines, relative to prior year, the budget and other meaningful financial data; and

     - Personal performance, including objectives approved by the Corporate Governance Committee and on a discretionary basis, where appropriate.

     The compensation program for the executive officers of the Company involves base salaries, short-term annual cash incentive bonuses and a long-term program using stock options and cash incentives.

     Base Salaries. Salary rate ranges are established for each officer position. The rate ranges are reviewed annually by the Corporate Governance Committee, using data supplied by an independent consulting firm on organizations of similar size and similar business activity. The compensation survey incorporates privately-held as well as publicly-held companies of similar size, and has a broader definition of similar business activity, thereby providing the best basis for evaluating compensation relative to the companies that compete with the Company for executives. The data includes salaries, total cash compensation and total compensation. This process has been consistently used by the Corporate Governance Committee for the past 14 years. The Company's policy is to pay executives at market, so the midpoint of the rate range reflects compensation for similar positions in organizations of similar size and similar business. Each of the individual officers' compensation falls within the appropriate rate range.

     In establishing the compensation of each officer, including the President and Chief Executive Officer, the Corporate Governance Committee is given a five-year history, including base salary, short-term incentive awards, and long-term compensation programs. The Committee is also furnished with a schedule showing the Common Stock ownership of each officer, including options.

     The base compensation for each officer is established by first determining the officer's position within the applicable rate range and then considering various performance factors. Other non-financial objectives examined include any change in market share, new product development, customer service and the quality attainment of various products. Because the philosophy of the Company is one of long-term goals and objectives, greater weight is given to the long-term factors and lesser weight to the annual financial performance for base compensation considerations.

     Base salary increases approved for 2004 by the Corporate Governance Committee ranged from 3.5 to 11.1 percent, with the President and Chief Executive Officer's compensation increasing 5.0 percent, after evaluation of the factors set forth above relative to each individual's circumstances and performance.

     Short-Term Incentive Plan. Under the 2003 short-term incentive plan, the maximum bonus payable is 60 percent of base salary for the President and Chief Executive Officer and 50-55 percent for the other officers. Two factors are used for the short-term incentive plan -- financial and predetermined performance objectives. The financial factor is based on the attainment of a certain pretax earnings for the Company, approved at the beginning of each year by the Corporate Governance Committee. For 2003, bonuses were paid to the executive officers.

     Long-Term Incentive Plans/Stock Option Plans. A long-term compensation program, which includes the Company's 1993 - 2003 Stock Option Plans, presents an opportunity for the officers to gain or increase their equity interests in the Company. All of the stock options are granted at the market price on the date of grant and are based on a factor of compensation.

     The Company's Long-Term Incentive Plan ("LTIP") provides annual cash bonuses to the members of the management group with respect to a four-year performance period. The awards are based upon annual attainment of earnings objectives for each year, as established by the Board of Directors. The plan in effect for 2003 was put in place for 2002-2005.

     Section 162(m) Limitations. It is anticipated that all 2003 compensation to executives will be fully deductible under Section 162(m) of the Code and therefore the Corporate Governance Committee determined that a policy with respect to qualifying compensation paid to certain executive officers for deductibility is not necessary.

     The foregoing report has been approved by all members of the Committee.

                                          The Corporate Governance Committee
                                          of the Board of Directors
                                            Andrew J. Policano, Chairman
                                            Ulice Payne, Jr.
                                            Steven J. Smith
                                            John J. Stollenwerk

BOARD AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee (the "Committee") is a group of independent directors whose responsibilities on behalf of the Board of Directors (the "Board") include the oversight of financial and legal processes and procedures. Specifically, the Committee oversees the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. The Committee is required to meet at least quarterly and report to the Board regularly. It met five times in 2003.

     The Committee is vested with all responsibilities and authority required by Rule 10A-3 under the Securities Exchange Act of 1934. It is comprised of the three members of the Board of Directors named below, each of whom is independent as required by the American Stock Exchange and U.S. Securities Exchange Commission rules currently in effect. The Board evaluates the independence of the directors on at least an annual basis. All three members of the Committee have been determined by the Board to be financial experts as defined by Securities and Exchange Commission rules. The Committee acts under a written charter that is included herein.

     Company management ("management") has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the Company's audited financial statements as of and for the year ended December 31, 2003, including discussion regarding the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Committee also reviewed and discussed the Company's audited 2003 financial statements with the Company's independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States.

     Ernst & Young LLP provided the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (regarding independence discussions with audit committees), and the Committee discussed with Ernst and Young LLP the firm's independence from management and the Company, including the matters in those written disclosures.

     Prior to the audits, the Committee discussed with Ernst & Young LLP and the Company's internal auditors the overall scope and plans for their respective audits. Ernst and Young LLP conducted their independent audit. The Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting, as well as the matters required to be discussed by the Statement on Auditing Standards No. 61 (regarding communication with audit committees), as amended, that were not otherwise covered and other professional standards and regulatory requirements as currently in effect.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003 for filing with the U.S. Securities and Exchange Commission. In addition, the Committee appointed Ernst & Young LLP as independent auditors for the Company for fiscal 2004.

     All members of the Committee have approved the foregoing report.

                                          The Audit and Compliance Committee
                                          of the Board of Directors
                                            Thomas J. Fischer, Chairman
                                            Kenneth P. Manning
                                            Ulice Payne, Jr.

                   CORPORATE GOVERNANCE COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Corporate Governance Committee during 2003 consisted of Messrs. Policano, Payne, Smith and Stollenwerk. There were no Corporate Governance Committee interlocks. During the last fiscal year, Mr. Forbes served as a member of the compensation committee of Journal Communications, Inc., of which Mr. Smith is Chairman and Chief Executive Officer.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change since January 1, 1999 in (a) the total shareholder return on the Common Stock with (b) the total return on the American Stock Exchange Corporate Index and (c) the total return of a peer group made up of 11 companies in similar industries and with similar market capitalization as selected by an independent consulting firm. The graph assumes $100.00 invested on December 31, 1998. It further assumes the reinvestment of dividends. The returns of each component company in the peer group have also been weighted based on such company's relative market capitalization.

            COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN OF COMPANY,
                          PEER GROUP AND BROAD MARKET

                                  [LINE GRAPH]

                 DECEMBER 31                    1999      2000      2001      2002      2003
                 -----------                   -------   -------   -------   -------   -------
Badger Meter.................................    86.40     67.99     68.97    102.10    125.32
Peer Group*..................................   138.46    346.52    179.73    165.23    245.13
Broad Market**...............................   124.67    123.14    117.47    112.78    153.50

---------------
 * Peer Group consists of Axcess, Inc., Badger Meter, Inc., Bio/Rad Labs, Candela Corp., Frequency Electronics, Innovex, Inc., Integral Vision, Inc., K-Tron International, Inc., Keithley Instruments, Inc., Newport Corp., and Research Frontiers, Inc.

** Broad Market consists of the AMEX Market Index.

                              CERTAIN TRANSACTIONS

     During 2003, the Company paid Mr. Forbes $200,000 pursuant to a consulting contract.

                         PRINCIPAL ACCOUNTING FIRM FEES

     Ernst & Young LLP, the Company's independent auditors for many years, has been selected to audit the Company and its subsidiaries for 2004.
Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. Fees for professional services provided by the independent auditors in each of the last two fiscal years is as follows:

                                                                  2003        2002
                                                                  ----        ----
Audit(1)....................................................    $306,500    $258,200
Audit Related(2)............................................       6,000      27,100
Tax(3)......................................................           0           0
All Other Fees(4)...........................................       5,800      10,900
                                                                --------    --------
  Total Fees................................................    $318,300    $296,200
                                                                ========    ========

---------------
(1) Includes annual financial statement audit, review of the Company's quarterly report on Form 10-Q, opening balance sheet procedures for newly acquired entities in 2002 and statutory audits required internationally.

(2) Includes benefit plan audits in 2002 and accounting consultations in both years.

(3) There were no tax services provided in 2003 or 2002.

(4) Includes actuarial services related to the Company's postretirement benefit obligation in 2002. In connection with the SEC's final independence rules adopted on January 22, 2003, such reviews were not performed by the independent auditors in 2003.

     As part of its duties, the Audit and Compliance Committee pre-approves services provided by Ernst & Young LLP. In selecting Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004, the Audit Committee has determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP. No additional non-audit services will be performed without the Committee's prior approval.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reports required by Section 16(a) to be filed by the Company on behalf of the Company's insiders were filed on a timely basis.

                                 OTHER MATTERS

     THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2003. THE FORM 10-K IS POSTED ON THE COMPANY'S WEB SITE AT WWW.BADGERMETER.COM. THE COMPANY WILL PROVIDE A COPY OF THIS FORM 10-K WITHOUT EXHIBITS TO EACH PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF COMMON STOCK ON THE RECORD DATE FOR THE MEETING. THE COMPANY WILL PROVIDE A COPY OF THE EXHIBITS WITHOUT CHARGE TO EACH PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF COMMON STOCK ON THE RECORD DATE FOR THE MEETING WHO SUBMITS A WRITTEN REQUEST FOR IT. REQUESTS FOR COPIES OF THE FORM 10-K SHOULD BE ADDRESSED TO SECRETARY, BADGER METER, INC., 4545 WEST BROWN DEER ROAD, P.O. BOX 245036, MILWAUKEE, WISCONSIN 53224-9536.

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing the Secretary, Badger Meter, Inc., 4545 West Brown Deer Road, P.O. Box 245306, Milwaukee, WI, 53224-9536;
(414) 355-0400.

     The cost of solicitation of proxies will be borne by the Company. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented at the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

     A shareholder wishing to include a proposal in the proxy statement for the 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must forward the proposal to the Company by November 16, 2004.

     A shareholder who intends to present business, other than a shareholder's proposal pursuant to Rule 14a-8, at the 2005 Annual Meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company's Restated By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Restated By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Saturday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Accordingly, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to February 8, 2005, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2005 Annual Meeting. If the Board of Directors chooses to present such proposal at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                          Ronald H. Dix
                                          Secretary

March 15, 2004

                                                                      APPENDIX A

                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

     The Audit and Compliance Committee (the "Committee") of the Board of Directors (the "Board") of Badger Meter, Inc. (the "Company"), will have the purpose, responsibilities, authority and specific duties as described below.

I.  PURPOSE

     The Committee is established by the Board for the primary purpose of assisting the Board in:

     - overseeing the integrity of the Company's financial statements;

     - overseeing the Company's compliance with legal and regulatory requirements;

     - overseeing the independent auditor's qualifications and independence;

     - overseeing the performance of the company's internal audit function and independent auditors;

     - overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

     The Committee also provides an avenue for communication between internal audit, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee.

     The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to any advisers that the Committee chooses to engage.

     The Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II.  COMPOSITION AND MEETINGS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and other applicable requirements of the American Stock Exchange ("AMEX") and the SEC. All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities, and at least one member shall be a "financial expert" as defined by the rules and regulations of the SEC. The Board will appoint the members of the Committee, and will select the chair, annually or as necessary to fill vacancies, on the recommendation of the Company's Corporate Governance Committee.

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee will meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

III.  RESPONSIBILITIES AND DUTIES

     The Committee is vested with all responsibilities and authority required by Rule 10A-3 under the Securities Exchange Act of 1934. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and the independent auditors.

     To fulfill its responsibilities and duties, the Committee will address the following areas:

Procedures for Review of Reports and Accounting Information

1. Review this Charter at least annually and recommend changes to the Board of Directors.

2. Review and discuss with management and the independent auditors the Company's annual audited financial statements, related footnotes and financial information, and the independent auditors' report thereon, including disclosures made in management's discussion and analysis, contained in the Company's Form 10-K and annual report to shareholders prior to the filing or distribution thereof. As part of the review process, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

3. Review and discuss with management and the independent auditors the Company's quarterly unaudited financial statements, related footnotes and financial information, including disclosures made in management's discussion and analysis, contained in the Company's Form 10-Q prior to filing. Discuss the independent auditors review of the quarterly financial statements.

4. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5. Review and discuss with management and the independent auditors the quarterly and annual earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies, if any.

6. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company's risk assessment and risk management guidelines and policies. Review significant findings prepared by the independent auditors and the internal auditor together with management's responses.

7. Discuss with management and the independent auditors the effect of accounting and regulatory pronouncements and initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

8. Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

9. At least annually, or more often as determined necessary by the Committee, meet with representatives of the Company's Disclosure Committee to review the Company's disclosure controls and procedures.

INDEPENDENT AUDITORS

 1. Appoint, compensate, oversee, retain and/or terminate the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

 2. Review with the independent auditors any problems or difficulties and management's response and hold timely discussions with the independent auditors regarding the following:

     - all critical accounting policies and practices;

     - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

     - other material written communications between the independent auditors and management including, but not limited to, the management letter and schedule of unadjusted differences, and determine that they concur with management's representation concerning audit adjustments and analysis of the independent auditors' judgment as to the quality, not just the acceptability, of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

 3. Review all communications by the independent auditors to the Company that are required by various regulatory bodies and authoritative literature relating to the conduct of the audit.

 4. At least annually, obtain and review a report by the independent auditors describing:

     - the firm's internal quality control procedures;

     - any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities;

     - all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

 5. The Committee will review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed.

 6. Review and pre-approve both audit and nonaudit services to be provided by the independent auditor. This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

 7. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditors.

 8. Review the scope and general extent of the independent auditors' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the independent auditors in determining the audit scope, including the major risk factors.

 9. Review with the independent auditors and, as appropriate, management, any significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit, including management's response. Discuss any restrictions on the scope of the independent auditors' activities and the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

10. Obtain assurance that the independent auditors have not discovered or become aware of information indicating any illegal act by the Company.

11. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take (or recommend that the full Board take) appropriate action to oversee the independence of the independent auditors.

OTHER

1. Obtain an oral report, at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing.

3. Review and approve the internal audit staff functions, including: (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and (iii) the appointment and replacement of the senior internal audit executive.

4. Review significant reports prepared by the internal audit department together with management's response and follow-up to those reports.

5. Review with management, internal audit and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

6. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

7. Prepare the report from the Committee that the SEC requires to be included in the Company's annual proxy statement.

8. On an annual basis, conduct a self-assessment of its performance during the previous year. In addition, from time to time, the Board may conduct a similar assessment of the Committee.

                                      PROXY
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                               BADGER METER, INC.

         The undersigned does hereby constitute and appoint Richard A. Meeusen, Ronald H. Dix and William R. Bergum, or any of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held on FRIDAY, April 23, 2004, at Badger Meter, Inc., 4545 West Brown Deer Road, Milwaukee, Wisconsin, at 8:30 a.m. local time, and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Meeting or any adjournments or postponements thereof hereby revoking any other Proxy heretofore executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



     COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED.



                     BADGER METER, INC. 2004 ANNUAL MEETING


1.   ELECTION OF DIRECTORS:

     THREE-YEAR TERM:  1 -- KENNETH P. MANNING        2 -- JOHN J. STOLLENWERK

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.


                                        --------------------------------------
Date ________________

                                        --------------------------------------

                                        Please sign exactly as your name appears on your stock certificate as shown directly to the left. Joint owners should each sign personally. A corporation should sign in full corporate name by duly authorized officers. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.